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                                                                      Exhibit 24



                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors and officers of Bethlehem Steel Corporation, a Delaware corporation, constitutes and appoints Curtis H. Barnette, Gary L. Millenbruch, and Lonnie A. Arnett, and each of them, with full power to act without the others, as his true and lawful attorney-in-fact and agent, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign Bethlehem Steel Corporation's Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, including any amendments thereto, with the Securities and Exchange Commission under the provisions of the Securities and Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of the 20th day of March, 1995.




     /s/ Curtis H. Barnette                      /s/ Gary L. Millenbruch
- ---------------------------------          -----------------------------------
Curtis H. Barnette                         Gary L. Millenbruch
Chairman, Chief Executive Officer          Executive Vice President
(principal executive officer)              (principal financial officer)
and Director                               and Director
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                                     - 2 -



     /s/ Lonnie A. Arnett                        /s/ Harry P. Kamen
- -----------------------------------        ----------------------------------
Lonnie A. Arnett                           Harry P. Kamen, Director
Vice President and Controller
(principal accounting officer)


   /s/ Benjamin R. Civiletti                  /s/ Winthrop Knowlton
- -----------------------------------        ---------------------------------
Benjamin R. Civiletti, Director            Winthrop Knowlton, Director


      /s/ Worley H. Clark                    /s/ Robert McClements, Jr.
- -----------------------------------        ---------------------------------
Worley H. Clark, Director                  Robert McClements, Jr., Director


   /s/ Herman E. Collier, Jr.                    /s/ Roger P. Penny
- -----------------------------------        -----------------------------------
Herman E. Collier, Jr., Director           Roger P. Penny, Director


     /s/ John B. Curcio                         /s/ Dean P. Phypers
- ------------------------------------       -----------------------------------
John B. Curcio, Director                   Dean P. Phypers, Director


    /s/ William C. Hittinger                  /s/ William A. Pogue
- -----------------------------------        -----------------------------------
William C. Hittinger, Director             William A. Pogue, Director


    /s/ Thomas L. Holton                       /s/ John F. Ruffle
- -----------------------------------        -------------------------------------
Thomas L. Holton, Director                 John F. Ruffle, Director


    /s/ Lewis B. Kaden
- ------------------------------------
Lewis B. Kaden, Director